Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report (the "Report"), of Hallador Energy Company (the "Company"), on Form 10-K for the period ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof the undersigned, in the capacities and date indicated below, each hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 16, 2023	By:	/S/BRENT K. BILSLAND
Brent K. Bilsland, Chairman, President and CEO

March 16, 2023	By:	/S/LAWRENCE D. MARTIN
Lawrence D. Martin, CFO

March 16, 2023	By:	/S/R. TODD DAVIS
R. Todd Davis, CAO